                               MUNICIPAL FUND FOR
                            NEW YORK INVESTORS, INC.
                            ("New York Money Fund")

Bellevue Park Corporate Center                     For purchase and redemption orders call:
400 Bellevue Parkway                               800-441-7450 (in Delaware: 302-791-5350);
Suite 100                                          For current yield information call: 800-821-6006
Wilmington, Delaware 19809                         (Code: New York Money-53; New York Money Dollar-55;
                                                   New York Money Plus-56).
                                                   For other information call: 800-821-7432 OR VISIT OUR
                                                   WEB SITE AT WWW.PIF.com.

    Municipal Fund for New York Investors, Inc. (the "Fund") is a no-load, open-end investment company. It is designed primarily to provide New York institutional investors and their customers with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. Portfolio securities held by the Fund will generally have remaining maturities of 13 months or less and will be determined by the Fund's investment adviser to have minimal credit risk. (See "Investment Objective and Policies.")

    BlackRock Institutional Management Corporation ("BIMC") serves as the Fund's adviser. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. PNC Bank, National Association ("PNC Bank") serves as the Fund's custodian. Shares may not be purchased by individuals directly but, as indicated above, institutional investors, such as banks and broker-dealers, may purchase shares for accounts maintained by individuals.

    THE FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.
                            ------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR
  ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES OF
    THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR
     OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
       INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
        GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE
          INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE
           PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE
              THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET
                        ASSET VALUE OF $1.00 PER SHARE.
                            ------------------------

    This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by calling the Fund at 800-821-7432. The Prospectus and Statement of Additional Information are also available for reference, along with other related materials, on the SEC Internet Web Site (http://www.sec.gov). The Statement of Additional Information, as may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                 CRIMINAL OFFENSE.
                            ------------------------
                               November 30, 1998

                       BACKGROUND AND EXPENSE INFORMATION


     The Fund was organized as a Maryland corporation on March 4, 1983 and currently offers three separate series of shares--New York Money ("Money"), New York Money Dollar ("Dollar") and New York Money Plus ("Plus"). The public offering of Money shares commenced on August 22, 1983, and the public offering of Dollar and Plus shares commenced on October 8, 1985. Shares of each series represent equal pro rata interests in a single portfolio of high quality, short-term, tax-exempt obligations maintained by the Fund (See "Investment Objective and Policies"), except that Dollar and Plus shares bear service fees payable by the Fund (at the rate of .25% per annum) to institutional investors for distribution and/or support services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.") Because of the service fees borne by Dollar and Plus shares, the net yield on such shares can be expected, at any given time, to be approximately .25% lower than the net yield on Money shares.


                                EXPENSE SUMMARY

                                                                                         PLUS
                                                             MONEY        DOLLAR        SHARES
                                                            SHARES        SHARES      (ESTIMATED)
                                                          -----------   -----------   -----------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------
(as a percentage of average net assets)
     Management Fees After Fee Waivers..................         .06%          .06%          .06%
     12b-1 Fees.........................................           --            --          .25%
     Other Expenses.....................................         .14%          .39%          .14%
          Administration Fees After Fee Waivers.........  .06%          .06%          .06%
          Non-12b-1 Fees................................    --          .25%            --
          Other Expenses................................  .08%          .08%          .08%
                                                                 ====          ====          ====
     Total Fund Operating
       Expenses After
       Fee Waivers......................................         .20%          .45%          .45%

---------------

EXAMPLE


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a hypothetical 5% annual
  return and (2) redemption at the end of each time
  period with respect to the following shares:
     Money Shares........................................    $2        $ 6        $11        $26
     Dollar Shares.......................................    $5        $14        $25        $57
     Plus Shares.........................................    $5        $14        $25        $57


     The foregoing tables are intended to assist investors in understanding the expenses the Fund pays. Investors bear these expenses indirectly since they reduce the amount of income paid by the Fund to investors as dividends. In addition, institutional investors may charge their customers fees for providing services in connection with investments in the Fund's Dollar and Plus shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in the Prospectus and Statement of Additional Information.) For the fiscal year ended July 31, 1998, absent voluntary fee waivers by the Fund's service providers, "Total Fund Operating Expenses" for the Fund's Money, Dollar and Plus shares would have been .48%,
 .73%, and .73% (estimated), respectively, of the Fund's average daily net assets. The investment advisor and administrators may from time to time waive the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Fund has received a No-Action Letter from the SEC that will permit the Fund to receive credits from its custodian, an affiliate of the Fund's investment adviser, for certain cash balances held by the custodian. If implemented, such credits may reduce custodian fees payable by the Fund but may not reduce the Fund's operating expense ratio. The foregoing table has not been audited by the Fund's independent accountants.


     THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The tables of "Financial Highlights" below, a part of the Fund's financial statements, set forth certain information concerning the historic investment results for Money, Dollar and Plus shares. The financial highlights for the fiscal years ended July 31, 1998, 1997, 1996, 1995 and 1994 have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information along with the financial statements. This information should be read in conjunction with the Fund's financial statements and notes for the year ended July 31, 1998. More information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by calling 800-821-7432.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                                                                                 MONEY SHARES
                                            ---------------------------------------------------------------------------------------
                                                 YEAR              YEAR              YEAR              YEAR              YEAR
                                                 ENDED             ENDED             ENDED             ENDED             ENDED
                                                7/31/98           7/31/97           7/31/96           7/31/95           7/31/94
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Net Asset Value, Beginning of Year.......   $          1.00   $          1.00   $          1.00   $          1.00   $          1.00
                                            ---------------   ---------------   ---------------   ---------------   ---------------
 Income From Investment Operations:
   Net Investment Income.................            0.0336            0.0334            0.0339            0.0338            0.0226
                                            ---------------   ---------------   ---------------   ---------------   ---------------
   Total From Investment Operations......            0.0336            0.0334            0.0339            0.0338            0.0226
                                            ---------------   ---------------   ---------------   ---------------   ---------------
 Less Distributions:
   Dividends From Net Investment
     Income..............................           (0.0336)          (0.0334)          (0.0339)          (0.0338)          (0.0226)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
       Total Distributions...............           (0.0336)          (0.0334)          (0.0339)          (0.0338)          (0.0226)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
Net Asset Value, End of Year.............   $          1.00   $          1.00   $          1.00   $          1.00   $          1.00
                                            ===============   ===============   ===============   ===============   ===============
Total Returns............................              3.41%             3.39%             3.44%             3.43%             2.29%
Ratios/Supplemental Data:
 Net Assets, End of Year $(000)..........           318,091           269,821           272,145           246,650           279,483
 Ratios of Expenses to Average Net
   Assets(1).............................              0.20%             0.20%             0.20%             0.20%             0.20%
 Ratios of Net Investment Income to
   Average Daily Net Assets..............              3.35%             3.34%             3.37%             3.36%             2.28%

                                                                                MONEY SHARES
                                           ---------------------------------------------------------------------------------------
                                                YEAR              YEAR              YEAR              YEAR              YEAR
                                                ENDED             ENDED             ENDED             ENDED             ENDED
                                               7/31/93           7/31/92           7/31/91           7/31/90           7/31/89
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Net Asset Value, Beginning of Year.......  $          1.00   $          1.00   $          1.00   $          1.00   $          1.00
                                           ---------------   ---------------   ---------------   ---------------   ---------------
 Income From Investment Operations:
   Net Investment Income.................           0.0230            0.0321            0.0441            0.0535            0.0548
                                           ---------------   ---------------   ---------------   ---------------   ---------------
   Total From Investment Operations......           0.0230            0.0321            0.0441            0.0535            0.0548
                                           ---------------   ---------------   ---------------   ---------------   ---------------
 Less Distributions:
   Dividends From Net Investment
     Income..............................          (0.0230)          (0.0321)          (0.0441)          (0.0535)          (0.0548)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
       Total Distributions...............          (0.0230)          (0.0321)          (0.0441)          (0.0535)          (0.0548)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Net Asset Value, End of Year.............  $          1.00   $          1.00   $          1.00   $          1.00   $          1.00
                                           ===============   ===============   ===============   ===============   ===============
Total Returns............................             2.33%             3.26%             4.50%             5.48%             5.62%
Ratios/Supplemental Data:
 Net Assets, End of Year $(000)..........          204,670           267,655           284,834           310,289           287,641
 Ratios of Expenses to Average Net
   Assets(1).............................             0.25%             0.30%             0.30%             0.30%             0.30%
 Ratios of Net Investment Income to
   Average Daily Net Assets..............             2.31%             3.20%             4.42%             5.35%             5.45%

---------------

(1) Annualized operating expense ratios before waivers of fees by the Investment Adviser and Administrator for Money shares for the years ended July 31, 1998, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 were .48%
    .49%, .50%, .49%, .48%, .51%, .49%, .49%, .49%, and .49%, respectively.

                              FINANCIAL HIGHLIGHTS

                                                                            DOLLAR SHARES
                                          ----------------------------------------------------------------------------------
                                             YEAR        YEAR        YEAR         YEAR         YEAR        YEAR       YEAR
                                            ENDED       ENDED       ENDED        ENDED        ENDED       ENDED      ENDED
                                          7/31/98(1)   7/31/97    7/31/96(1)   7/31/95(1)   7/31/94(1)   7/31/93    7/31/92
                                          ----------   --------   ----------   ----------   ----------   --------   --------
Net Asset Value, Beginning of Year......   $   1.00    $   1.00    $   1.00      $ 1.00      $   1.00    $   1.00   $   1.00
                                           --------    --------    --------      ------      --------    --------   --------
 Income From Investment Operations:
   Net Investment Income................     0.0303      0.0309      0.0089       0.000        0.0127      0.0205     0.0296
                                           --------    --------    --------      ------      --------    --------   --------
   Total From Investment Operations.....     0.0303      0.0309      0.0089       0.000        0.0127      0.0205     0.0296
                                           --------    --------    --------      ------      --------    --------   --------
 Less Distributions:
   Dividends From Net Investment
     Income.............................    (0.0303)    (0.0309)    (0.0089)       0.00       (0.0127)    (0.0205)   (0.0296)
                                           --------    --------    --------      ------      --------    --------   --------
     Total Distributions................    (0.0303)    (0.0309)    (0.0089)       0.00       (0.0127)    (0.0205)   (0.0296)
                                           --------    --------    --------      ------      --------    --------   --------
Net Asset Value, End of Year............   $   1.00    $   1.00    $   1.00      $ 1.00      $   1.00    $   1.00   $   1.00
                                           ========    ========    ========      ======      ========    ========   ========
Total Returns...........................       3.16%(2)     3.14%      3.05%(2)       --         1.96%(2)     2.08%     3.01%
Ratios/Supplemental Date:
 Net Assets, End of Year $(000).........         --       1,148          20          --            --      46,509     50,094
 Ratios of Expenses to Average Net
   Assets(3)............................        .45%(2)     0.45%      0.45%(2)       --         0.45%(2)     0.50%     0.55%
 Ratios of Net Investment Income to
   Average Daily Net Assets.............       3.11%(2)     3.09%      3.07%(2)       --         1.94%(2)     2.06%     2.95%

                                                  DOLLAR SHARES
                                          ------------------------------
                                            YEAR       YEAR       YEAR
                                           ENDED      ENDED      ENDED
                                          7/31/91    7/31/90    7/31/89
                                          --------   --------   --------
Net Asset Value, Beginning of Year......  $   1.00   $   1.00   $   1.00
                                          --------   --------   --------
 Income From Investment Operations:
   Net Investment Income................    0.0416     0.0510     0.0523
                                          --------   --------   --------
   Total From Investment Operations.....    0.0416     0.0510     0.0523
                                          --------   --------   --------
 Less Distributions:
   Dividends From Net Investment
     Income.............................   (0.0416)   (0.0510)   (0.0523)
                                          --------   --------   --------
     Total Distributions................   (0.0416)   (0.0510)   (0.0523)
                                          --------   --------   --------
Net Asset Value, End of Year............  $   1.00   $   1.00   $   1.00
                                          ========   ========   ========
Total Returns...........................      4.25%      5.23%      5.37%
Ratios/Supplemental Date:
 Net Assets, End of Year $(000).........    54,613     69,705     70,839
 Ratios of Expenses to Average Net
   Assets(3)............................      0.55%      0.55%      0.55%
 Ratios of Net Investment Income to
   Average Daily Net Assets.............      4.17%      5.10%      5.20%

---------------

(1) There were no Dollar shares outstanding during the period from March 28, 1994 to April 14, 1996 and July 21, 1998 to July 31, 1998.

(2) Annualized.

(3) Annualized operating expense ratios before waivers of fees by the Investment Adviser and Administrator for Dollar shares for the years ended July 31, 1998, 1997, 1996, 1994, 1993, 1992, 1991, 1990 and 1989 were .73%
    (annualized), .74%, .75% (annualized), .73% (annualized), .76%, .74%, .74%,
    .74% and .74%, respectively.

                                                                          PLUS SHARES
                                       ----------------------------------------------------------------------------------
                                          YEAR         YEAR         YEAR         YEAR        YEAR       YEAR       YEAR
                                         ENDED        ENDED        ENDED        ENDED       ENDED      ENDED      ENDED
                                       7/31/98(1)   7/31/97(1)   7/31/96(1)   7/31/95(1)   7/31/94    7/31/93    7/31/92
                                       ----------   ----------   ----------   ----------   --------   --------   --------
Net Asset Value, Beginning of Year...     $1.00        $1.00       $ 1.00       $  1.00    $   1.00   $   1.00   $   1.00
                                          -----        -----       ------       -------    --------   --------   --------
 Income From Investment Operations:
   Net Investment Income.............      0.00         0.00         0.00        0.0090      0.0201     0.0205     0.0296
                                          -----        -----       ------       -------    --------   --------   --------
   Total From Investment
     Operations......................      0.00         0.00         0.00        0.0090      0.0201     0.0205     0.0296
                                          -----        -----       ------       -------    --------   --------   --------
 Less Distributions:
   Dividends From Net Investment
     Income..........................      0.00         0.00         0.00       (0.0090)    (0.0201)   (0.0205)   (0.0296)
                                          -----        -----       ------       -------    --------   --------   --------
     Total Distributions.............      0.00         0.00         0.00       (0.0090)    (0.0201)   (0.0205)   (0.0296)
                                          -----        -----       ------       -------    --------   --------   --------
Net Asset Value, End of Year.........     $1.00        $1.00       $ 1.00       $  1.00    $   1.00   $   1.00   $   1.00
                                          =====        =====       ======       =======    ========   ========   ========
Total Returns........................        --           --           --          2.69%(2)     2.04%     2.08%      3.01%
Ratios/Supplemental Data:
 Net Assets, End of Year $(000)......        --           --           --            --         435      1,481        243
 Ratios of expenses to Average Net
   Assets(3).........................        --           --           --          0.45%(2)     0.45%     0.50%      0.55%
 Ratios of Net Investment Income to
   Average Daily Net Assets..........        --           --           --          2.64%(2)     2.03%     2.06%      2.95%

                                                PLUS SHARES
                                       ------------------------------
                                         YEAR       YEAR       YEAR
                                        ENDED      ENDED      ENDED
                                       7/31/91    7/31/90    7/31/89
                                       --------   --------   --------
Net Asset Value, Beginning of Year...  $   1.00   $   1.00   $   1.00
                                       --------   --------   --------
 Income From Investment Operations:
   Net Investment Income.............    0.0416     0.0510     0.0523
                                       --------   --------   --------
   Total From Investment
     Operations......................    0.0416     0.0510     0.0523
                                       --------   --------   --------
 Less Distributions:
   Dividends From Net Investment
     Income..........................   (0.0416)   (0.0510)   (0.0523)
                                       --------   --------   --------
     Total Distributions.............   (0.0416)   (0.0510)   (0.0523)
                                       --------   --------   --------
Net Asset Value, End of Year.........  $   1.00   $   1.00   $   1.00
                                       ========   ========   ========
Total Returns........................      4.25%      5.23%      5.37%
Ratios/Supplemental Data:
 Net Assets, End of Year $(000)......       461        404        513
 Ratios of expenses to Average Net
   Assets(3).........................      0.55%      0.55%      0.55%
 Ratios of Net Investment Income to
   Average Daily Net Assets..........      4.17%      5.10%      5.20%

---------------

(1) There were no Plus shares outstanding during the period from December 2, 1994 to July 31, 1998.

(2) Annualized.

(3) Annualized operating expense ratios before waivers of fees by the Investment Adviser and Administrator for Plus shares for the years ended July 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 were .73% (annualized), .73%, .76%,
    .74%, .74%, .74% and .74%, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL


     The Fund is a no-load, open-end, non-diversified investment company which has an investment objective to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund has a distribution plan applicable to one class of its shares and a service plan applicable to another class of its shares. (See "Service Organizations.")



     Substantially all of the Fund's assets are invested in debt obligations issued by or on behalf of the State of New York and other states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations"). Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from federal income tax but may be subject to New York State and New York City personal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.) The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund's assets will be invested primarily in New York Municipal Obligations, although the amount of the Fund's assets invested in such securities will vary from time to time.


     The Fund will not knowingly purchase securities the interest on which is subject to federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.

     The Fund invests in Municipal Obligations which are determined by the Fund's investment adviser to present minimal credit risks pursuant to guidelines approved by the Fund's Board of Directors pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to these guidelines, the Fund is authorized to purchase instruments that are determined to have minimum credit risk and which are "Eligible Securities" under the Rule. "Eligible securities" are (i) instruments which are rated at the time of purchase in one of the top two rating categories by two unaffiliated nationally recognized statistical rating organizations ("Rating Organizations"), (ii) instruments rated in one of the top two rating categories by one such Rating Organizations (if only one such organization rates the instrument), (iii) instruments issued by issuers with short-term debt having such ratings, (iv) unrated instruments determined by the investment adviser, pursuant to procedures approved by the Board of Directors, to be of comparable quality to such instruments and (v) in certain cases instruments guaranteed by guarantors which meet the criteria in classes (i), (ii) or (iii), (See the Appendix to the Statement of Additional Information for a description of applicable ratings of the Rating Organizations).

     The Fund intends to use its best efforts to maintain its net asset value at $1.00 per share, and computes its net asset value using the amortized cost method. In connection with its use of this valuation method, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and the remaining maturity of each portfolio security to not more than 13 months (with certain exceptions).

     The Fund's investment objective and the policies described herein may be changed by its Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares, except that the Fund may not change the following investment limitations without such a vote of shareholders. The Fund may not:


          1. Invest less than 80% of its assets in securities on which the interest is exempt from federal income tax, except during defensive periods or during periods of unusual market conditions.



          2. Purchase the securities of any issuer if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.


          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not intended for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient, and hence the Fund may not purchase any portfolio securities while its borrowings are outstanding.)

          4. Invest more than 10% of the value of the Fund's total assets in illiquid securities which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

          5. Purchase any securities except securities issued by the United States, any state territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

     Opinions relating to validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Fund and its investment adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

     The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

OTHER INVESTMENT PRACTICES

     Municipal Obligations purchased by the Fund may include variable and floating rate demand instruments issued by industrial development authorities and other governmental entities and which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described above. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Obligation held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such instruments in the dealer market.

     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

RISK FACTORS

     The Fund is concentrated in securities issued by the State of New York or entities within the State of New York and therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

     The Fund intends to follow the diversification standards set forth in the 1940 Act except to the extent, in the investment adviser's judgment, that non-diversification is appropriate in order to maximize the percentage of the Fund's assets that are New York Municipal Obligations. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition of or in the market's assessment of certain issuers, the Fund's maintenance of large positions in the obligations of a small number of issuers may affect the value of the Fund's portfolio to a greater extent than that of a diversified portfolio.

     Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

     Certain other risks with respect to portfolio securities which may be held by the Fund from time to time are discussed herein and in the Statement of Additional Information.

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

SPECIAL CONSIDERATIONS AFFECTING THE FUND

     The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

     Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowings abilities of all New York issuers and have generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. Although, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's"), in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State and New York City on Credit Watch with positive implications and to upgrade the debt obligations of New York City respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

     Other considerations affecting the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

                               PURCHASE OF SHARES

     The Fund's shares are sold to institutional investors at the net asset value per share next determined after receipt of a purchase order by PFPC, the Fund's transfer agent.

     Purchase orders for shares will be accepted by the Fund only on a day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"), and must be transmitted to PFPC by telephone at 800-441-7450 (in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted by PFPC by Noon, Eastern Time, will be executed the same day if PNC Bank, the Fund's Custodian, has received payment by 4:00 P.M., Eastern Time, that day. Orders received after Noon, Eastern Time and orders for which payment has not been received by 4:00 P.M. Eastern Time, will not be accepted and notice thereof will be given to the institution placing the order. Payment for shares may be made only in Federal funds or other funds immediately available to PNC Bank. Payment for orders which are not received or accepted will be returned after prompt inquiry by PNC Bank to the sending institution.

     The minimum initial investment is $5,000; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund may in its discretion limit or reject any order for shares.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar or Plus shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, should consult legal counsel before investing in Dollar or Plus shares. (See also "Management of the Fund -- Banking Laws.")

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES

     Redemption orders must be transmitted to PFPC by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after receipt of the redemption order by PFPC. While the Fund intends to use its best efforts to maintain the net asset value per share of each of its series at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

     Payment for redeemed shares for which a redemption order is accepted by PFPC prior to Noon, Eastern Time, on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is accepted by PFPC after Noon, Eastern Time, on such a Business Day or on a day that PNC Bank is closed is normally made in Federal funds wired to the redeeming shareholder on the next Business Day that PNC Bank is open. The Fund reserves the right to wire redemption proceeds within 7 days after receiving the redemption order if, in the judgment of the Fund's administrator, an earlier payment could adversely affect the Fund.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. The Fund reserves the right to redeem the shares of the Fund owned by a shareholder at their net asset value if the value of such shares is less than $4,000. Any such shareholder will first be notified in writing that its shares have a value of less than $4,000 and be allowed 60 days to make an additional investment before the redemption is processed by the Fund. The Fund may also redeem shares involuntarily (and restrict the transfer of the shares) under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by BIMC as of Noon and 4:00 P.M., Eastern Time, on each Business Day (excluding those holidays on which the Federal Reserve Bank of Philadelphia or the New York Stock Exchange is closed). Currently, the holidays which the New York Stock Exchange and the Federal Reserve Bank of Philadelphia observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Additionally, the Federal Reserve Bank of Philadelphia is closed on Veterans' Day and Columbus Day. The net asset value per share of each of the Fund's series is the same and is calculated by adding the value of all of the Fund's portfolio securities and other assets, subtracting liabilities (including the liability for the expenses of each series and dividends declared with respect to each series) and dividing the result by the number of the Fund's outstanding shares of such series. Portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant amortization of any discount or premium until maturity of the security. As a result, the value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities.

     Shares of each of the Fund's series are sold and redeemed without charge by the Fund, although Service Organizations (see below) and other institutional investors purchasing or holding Fund shares for their customers' accounts may charge customers for cash management and other services provided in connection with their accounts including, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Such charges will reduce the yield of the Fund to such customers. A customer should therefore read this Prospectus in light of the terms governing its account with a Service Organization (or other institution) before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its agreements with the customers.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

          The business and affairs of the Fund are managed under the direction of its Board of Directors.

          The directors of the Fund are as follows:

          Francis E. Drake, Jr. is the retired Chairman of the Board and Chief Executive Officer of Rochester Gas and Electric Corp.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          Thomas A. Melfe is Of Counsel at the law firm of Piper & Marbury LLP.

          Anthony M. Santomero is the Richard K. Mellon Professor of Finance at The Wharton School, University of Pennsylvania.

INVESTMENT ADVISER


     BIMC, a majority-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. BIMC is one of the largest bank managers of mutual funds with assets currently under management in excess of $46 billion. BIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar-denominated constant net asset value fund -- offered in the United States.

     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.

     As investment adviser, BIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. BIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly at the annual rate of .20% of the Fund's average net assets. BIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. For the fiscal year ended July 31, 1998, the Fund paid advisory fees to BIMC (after fee waivers) of .06% of the Fund's average daily net assets.

     PNC Bank formerly provided research, credit analysis and recommendations with respect to the Fund's investments and supplied BIMC with certain computer facilities, personnel and other services. The facilities, personnel services and related expenses were transferred to BIMC and in return BIMC's obligation to pay a portion of the sub-advisory fee to PNC Bank was terminated. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Company."

ADMINISTRATORS

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as co-administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by Monroe Haegele, PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.

     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly of .20% of the Fund's average daily net assets. (For information regarding the administrators' waivers, see "Investment Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended July 31, 1998, the Fund paid PFPC and PDI administrative fees (after fee waivers) aggregating .06% of its average daily net assets.

     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Company."

DISTRIBUTOR

     PDI, whose principal business address is set forth above under "Administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the Distributor as agent. The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

CUSTODIAN

     PNC Bank serves as the custodian of the Fund's assets. The Fund pays PNC Bank a fee for its custodial services equal to $.25 per annum for each $1,000 of the Fund's average gross assets.

SERVICE ORGANIZATIONS

     As stated above, institutional investors ("Service Organizations") may purchase Dollar or Plus shares for their customers. Dollar shares are sold to institutions other than broker/dealers, and Plus shares are sold to broker/dealers, both of which enter into servicing agreements with the Fund requiring them to provide support services to their customers who are the beneficial owners of such shares in consideration for .25% (on an annualized basis) of the average daily net asset value of the Dollar or Plus shares held by the Service Organizations for the benefit of their customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund -- Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar or Plus shares; and providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting. In addition, broker-dealers purchasing Plus shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Plus shares. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge such customers relating to the investment of such customers' assets in Dollar or Plus shares. Money shares offered by the Fund may be purchased by any type of institutional investor (including banks and broker/dealers) which do not wish to enter into such servicing agreements with the Fund in connection with their investments.

EXPENSES

     Except as noted above, the Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. The ratios of the Fund's expenses to its average annual net assets for the fiscal year ended July 31, 1998 were .20% for the Fund's Money shares, and .45% (annualized) for the Dollar shares. The estimated ratio of the Fund's expenses to its average annual net assets for the fiscal year ended July 31, 1998 for Plus Shares was .45%. No Plus shares were outstanding after December 1, 1994.

BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as the investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PNC Bank, BIMC, PFPC, as well as certain Service Organizations (i.e., banks), are subject to such banking laws and regulations.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations generally and change its method of operations. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     The Fund's net income is declared daily as a dividend to the holders of record of each of the Fund's series of shares at the close of business on the day of declaration. Dividends for each series are equal to net income available for the particular class involved and are determined in the same manner across series. Net income available for dividends on the Dollar shares is after deduction of all fees paid to Service Organizations for their services with respect to Dollar shares, and for the Plus shares is after deduction of all fees paid to Service Organizations with respect to Plus shares. (See "Management of the Fund -- Service Organizations.") Shares of each series begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before the redemption order for the shares is executed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within 5 business days after the end of the month or within 5 business days of the redemption of all of a shareholder's shares of a particular series. The Fund does not expect to realize net long-term capital gains.


     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same series with respect to which dividends are declared valued at their net asset value on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC.

                                     TAXES

     The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code. Qualification as a regulated investment company for a taxable year requires, among other things, that the Fund distribute an amount equal to at least the sum of (a) 90% of its net exempt-interest income, if any, for the year, and (b) 90% of its investment company taxable income, if any, for such year, which the Fund intends to do. Federal exempt-interest dividends may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.")

     If the Fund should hold certain "private activity bonds" issued after August 7, 1986, the portion of dividends attributable to interest on such bonds must be included in a shareholder's Federal alternative minimum taxable income, as an item of tax preference, for the purpose of determining liability, if any, for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders also must take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     Exempt-interest dividends derived from interest on New York Municipal Obligations will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be excluded or exempt from applicable Federal income taxation and New York State and New York City income taxation. Dividends and distributions derived from taxable income and capital gains, if any, are not exempt from Federal income tax or from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for Federal, New York State or New York City personal income tax purposes. Except as noted with respect to New York State and New York City personal income taxes, dividends and distributions paid to shareholders that are derived from income on Municipal Obligations may be taxable income under state or local law even though all or a portion of such dividends or distributions may be derived from interest on tax-exempt obligations that, if paid directly to shareholders, would be tax-exempt income.

     Shareholders will be advised at least annually as to the Federal income tax, as well as the New York State and New York City personal income tax, status and consequences of dividends and distributions made each year.

     The foregoing is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the Federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS

     The Fund's Charter authorizes the Board of Directors to issue up to 2 billion full and fractional shares of capital stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Directors has classified
1.4 billion of its shares as Money shares (Class A Common Stock), 300 million of its shares as Dollar shares (Class A Common Stock-Special Series 1) and 300 million of its shares as Plus shares (Class A Common Stock-Special Series 2).

     Each New York Money, Dollar and Plus share represents an equal proportionate interest in the assets of the Fund. Shareholders of each series are entitled to participate equally in any dividend or distribution declared by the Fund's Board of Directors except as provided under "Dividends" and in the net distributable assets of the Fund on liquidation. Fund shares have no pre-emptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and non-assessable. Further, shareholders of each series are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by series, except where otherwise required by law and except that only Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Dollar shares, and Plus shares will enjoy similar voting rights on matters pertaining to the Fund's arrangements with Service Organizations with respect to Plus shares. (See "Management of the Fund -- Service Organizations.") Shares of the Fund have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of series) may elect all of the directors.

     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Redemption of Shares."

                             YIELD AND TOTAL RETURN


     From time to time the Fund may advertise the "yields," "effective yields," "tax-equivalent yields" and "total return" of its Money, Dollar and Plus shares. Yield and total return figures are based on historical earnings and are not intended to indicate future performances. The "yield" for each series of Fund shares refers to the income generated by an investment in the shares of such series over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a series of Fund shares is assumed to be reinvested in shares of that series. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" shows the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal and New York income taxes at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield."


     The yield and total return of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield and total return on Money, as well as Dollar and Plus, shares will fluctuate and are not necessarily representative of future results. Any fees charged by broker-dealers, banks or others directly to their customers in connection with investments in the Fund are not reflected in the yields or total return on the Fund's shares, and such fees, if charged, will reduce the actual return received by customers on their investments. Investors may call 800-821-6006 to obtain the current yields on each series of the Fund's shares.

--------------------------------------------------------------------------------

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE FUND OR ITS
       DISTRIBUTOR. THIS PROSPECTUS
       DOES NOT CONSTITUTE AN
       OFFERING BY THE FUND OR BY
       THE DISTRIBUTOR IN ANY
       JURISDICTION IN WHICH SUCH
       OFFERING MAY NOT LAWFULLY BE
       MADE.

     ---------------------------------------------------------------------------
             TABLE OF CONTENTS

                                     PAGE
                                     ----
   Background and Expense
     Information....................   2
   Financial Highlights.............   4
   Investment Objective and
     Policies.......................   7
   Purchase of Shares...............  11
   Redemption of Shares.............  12
   Management of the Fund...........  13
   Dividends........................  16
   Taxes............................  16
   Description of Shares and
     Miscellaneous..................  17
   Yield and Total Return...........  18

       PIF-P-012-02
                                                       NEW YORK
                                                      MONEY FUND
                                          AN INVESTMENT PORTFOLIO OFFERED BY
                                                  MUNICIPAL FUND FOR
                                               NEW YORK INVESTORS, INC.

                                                  [Top of Provident
                                              Institutional Funds Logo]
                                                 [Bottom of Provident
                                              Institutional Funds Logo]
                                                      Prospectus
                                                  November 30, 1998

--------------------------------------------------------------------------------

                   MUNICIPAL FUND FOR NEW YORK INVESTORS, INC.
                                  (the "Fund")

                       Statement of Additional Information
                                November 30, 1998


                                Table of Contents




                                                                            Page
                                                                            ----
Investment Objective And Policies...........................                 1

Municipal Obligations.......................................                 6

Additional Purchase And Redemption Information..............                19

Management Of The Fund......................................                21

Additional Information Concerning Taxes.....................                28

Dividends...................................................                30

Counsel.....................................................                34

Independent Accountants.....................................                34

Miscellaneous...............................................                34

Financial Statements........................................                35

Appendix....................................................               A-1



       This Statement of Additional Information is meant to be read in conjunction with the Fund's Prospectus dated November 30, 1998 and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

            As stated in the Fund's Prospectus, the investment objective of the Fund is to provide investors with as high a level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. The following policies supplement the description of the Fund's investment objective and policies in the Prospectus.

Additional Information on Investment Practices.

            Variable and Floating Rate Demand Instruments. Variable and floating rate demand instruments held by the Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal at any time or during specified intervals not exceeding 13 months, subject to notice of no more than 30 days, and (ii) the rate of interest on such instruments is adjusted (based upon a pre-selected market sensitive index such as the prime rate of a major commercial bank) at periodic intervals not exceeding 13 months. In determining the Fund's average weighted portfolio maturity and whether a variable or floating rate demand instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the Securities and Exchange Commission (the "SEC"). In determining whether an unrated variable or floating rate demand instrument is of comparable quality at the time of purchase to instruments with minimal credit risks, the Fund's investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the instrument and will continuously monitor its financial condition. In addition, the Fund will sometimes require that the issuer's obligation to pay the principal of the instrument be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

            Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

            When-Issued Securities. As stated in the Prospectus, the Fund may purchase Municipal Obligations on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

            When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by the Fund may also be referred to as "put" options.) Stand-by commitments may be sold, transferred or assigned only with the underlying instruments.

            The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio is not expected to exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

            The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the investment adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

            The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Portfolio Transactions.


            Subject to the general control of the Fund's Board of Directors, BlackRock Institutional Management Corporation ("BIMC"), the Fund's investment adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. Purchases, if any, from underwriters may include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market markers may include the spread between the bid and asked prices. In transactions with dealers, BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services such as information relating to the price of portfolio securities.



            Investment decisions for the Fund are made independently from those for other investment company portfolios advised by BIMC. Such other investment company portfolios may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other investment company portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which BIMC believes to be equitable to each investment company portfolio, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment companies in order to obtain best execution.



            Portfolio securities will not be purchased from or sold to BIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI"), or any affiliated person of any of them (as such term is defined in the Investment Company Act of 1940, hereinafter "1940 Act") except to the extent permitted by the SEC. In addition, the Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which PNC Bank is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have a similar investment objective but are not subject to such limitations. Furthermore, with respect to such transactions, securities and deposits, the Fund will not give preference to Service Organizations with whom the Fund enters into agreements concerning the provision of support services to customers who beneficially own shares of New York Money Dollar ("Dollar shares") or New York Money Plus ("Plus shares"). (See the Prospectus, "Management of the Fund - Service Organizations.")


            The Fund may participate, if and when practicable, in bidding for the purchase of Municipal Obligations directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when BIMC, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


            The Fund does not intend to seek profits through short-term trading. The Fund's annual portfolio turnover will be relatively high because of the short-term nature of the instruments in which it invests, but the Fund's portfolio turnover is not expected to have a material effect on its net income. The Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

Additional Investment Limitations.

            In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations, which may only be changed by a vote of the holders of a majority of the Fund's outstanding shares (as defined below under "Miscellaneous").

            The Fund may not:

            1. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations.

            2. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            3. Purchase or sell real estate except that the Fund may invest in debt obligations secured by real estate or interests therein.

            4. Purchase securities on margin, make short sales of securities or maintain a short position.

            5. Write or sell puts, calls, straddles, spreads or combinations thereof.

            6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

            7. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

Portfolio Valuation.

            The Fund's portfolio securities are valued on the basis of amortized cost. In connection with its use of amortized cost valuation, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Fund's Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each of the Fund's series of shares for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                              MUNICIPAL OBLIGATIONS

In General.

            Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is (subject to the federal alternative minimum tax) exempt from regular federal income tax.

            The Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

      Before purchasing a tax-exempt derivative for the Fund, the Adviser is required by the Fund's procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Fund's Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the investment adviser will review periodically the entity's relevant financial information. Currently, the Directors have authorized the purchase of tax-exempt derivatives by the Fund so long as after any purchase not more than 10% of the Fund's assets are invested in such securities.

            As described in the Fund's Prospectus, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

            An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

            Among other types of Municipal Obligations, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.


      SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS


            Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


            STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.



            The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



            The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to
1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.



            There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


            STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.


            State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.



            Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the

1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.



            The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

            On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.



            The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).



            General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.



            The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the STAR, expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.



            The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.



            The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutual tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.



            The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.



            Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.



            Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.



            In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


            RECENT FINANCIAL RESULTS. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


            On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.



            The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.



            The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of

$195 million and a decrease in pension liabilities of $144 million.
This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.


            DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

            The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.


            The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.


            In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.




            On January 13, 1992, Standard & Poor's Ratings Services ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, Standard & Poor's affirmed its A rating on the State's outstanding bonds.



            On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.



            The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

            The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.



            Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.



            The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.




            New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

            LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances.

Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services;
(7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.


            Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

            The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.


            Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


            AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.


            Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.


            NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.




            In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's.


            On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, Standard & Poor's assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.



            Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.



            New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.


            Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.





            On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP.

The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.



            The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.



            In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.



            The Financial Plan is projected to
show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.



            Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


            The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

            Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the

"Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

            The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

            The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

            Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

            Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

            Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The

Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

            Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.


            The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.



            Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.



            From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.



            YEAR 2000 COMPLIANCE. The State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.



            The Office for Technology is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In General.

            Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

            Prior to effecting a redemption of shares represented by certificates, PFPC must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or saving association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Signature Program
(MSP) and New York Stock Exchange, Inc. Medallion Securities Program (MSP). Signature programs that are not part of these programs would not be accepted. The Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

            Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

            In addition, if, in the opinion of the directors of the Fund, ownership of shares has or may become concentrated to an extent which would cause the Fund to be deemed a personal holding company, the Fund may compel the redemption of, reject any order for or refuse to give effect on the books of the Fund to the transfer of the Fund's shares in an effort to prevent that consequence. The Fund may also redeem shares involuntarily if such redemption appears appropriate in light of the Fund's responsibilities under the 1940 Act or otherwise. If the Fund's

Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property. In certain instances, the Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration. (See Statement of Additional Information -- "Investment Objective and Policies (Portfolio Valuation)" for an example of when such redemption or form of payment might be appropriate.)

            Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one series of the Fund's shares must maintain a separate Master Account for each series. Institutions may arrange with PFPC for certain sub-accounting services (such as purchase, redemption and dividend recordkeeping) paid for by the Fund, if PFPC is provided with the information necessary for sub-accounting. Sub-accounts may be established by name or number.

            The customary national business holidays which the Federal Reserve Bank of Philadelphia and the New York Stock Exchange observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday respectively. The Federal Reserve Bank of Philadelphia is also closed on Veterans' Day and Columbus Day.

Net Asset Value.

            As stated in the Fund's Prospectus, the Fund's net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund including dividends that have been declared but not paid, and dividing the result by the number of the Fund's shares outstanding (irrespective of series). The value of the Fund's assets is calculated using the amortized cost method pursuant to procedures adopted by the Board of Directors under Rule 2a-7. "Assets belonging to" the Fund consist of the consideration received upon the issuance of the Fund's shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments and any funds or payments derived from any re-investment of such proceeds. Assets belonging to the Fund are charged with the direct liabilities of the Fund.


                             MANAGEMENT OF THE FUND

Directors and Officers.

            The Fund's directors and officers, their addresses, principal occupations during the past 5 years and other affiliations are as follows:

                                              Principal Occupations
                                              during past 5 years
Name and Address              Position        and Other Affiliations(1)
----------------              --------        -------------------------
Thomas A. Melfe               Chairman        Of Counsel of the law firm of
1251 Ave. of the Americas     and             Piper & Marbury LLP,
New York, NY 10020-1104       Director        Director, Warburg
Age:  66                                      Pincus Funds.

Francis E. Drake, Jr.         Director        Retired; Chairman of Executive and
90 Knollwood Drive                            Finance Committee, Rochester Gas and
Rochester, NY  14618                          Electric Corp. until December, 1988;
Age:  83                                      Chairman of the Board and Chief
                                              Executive Officer, Rochester Gas
                                              and Electric Corp. until 1980.

Rodney D. Johnson(2)          Director        President, Fairmount Capital
Fairmount Capital                             Advisors, Inc. (financial advising)
 Advisors, Inc.                               since 1987.
1435 Walnut Street
Drexel Building,
Philadelphia, PA
 19102
Age:  56

                                              Principal Occupations
                                              during past 5 years
Name and Address              Position        and Other Affiliations(1)
----------------              --------        -------------------------
Anthony M. Santomero          Director        Richard K. Mellon Professor of
310 Keithwood Road                            Finance, since April 1984 and Dean's
Wynnewood, PA  19096                          Advisory Council Member since July
Age:  52                                      1984, The Wharton School, University
                                              of Pennsylvania; Director, Wharton
                                              Financial Institutions Center, since
                                              July 1995; Associate Editor, Journal
                                              of Banking and Finance, since June
                                              1978; Associate Editor, Journal of
                                              Economics and Business, since October
                                              1979; Associate Editor, Journal of
                                              Money, Credit and Banking, since
                                              January 1989; Research Associate, New
                                              York University Center for Japan-US
                                              Business and Economic Studies, since
                                              July 1989; Editorial Advisory Board,
                                              Open Economics Review, since November
                                              1990; Director, The Zweig Fund and The
                                              Zweig Total Return Fund.

                                              Principal Occupations
                                              during past 5 years
Name and Address              Position        and Other Affiliations(1)
----------------              --------        -------------------------
Thomas H. Nevin(1)            President       President and Chief Investment
Bellevue Park                                 Officer, BIMC.
Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809
Age:  50

Lisa M. Buono(1)              Treasurer       Treasurer Vice President, Provident
Bellevue Park                                 Advisors, Inc. since 1997, prior
Corporate Center                              hereto, Director of Finance and Compliance,
400 Bellevue Parkway                          PDI (1993-1996); Field Supervisor,
Wilmington, DE 19809                          National Association of Securities
Age:  33                                      Dealers, Inc. (1987-1993).

W. Bruce McConnel, III(1)     Secretary       Partner of the law firm of Drinker
1345 Chestnut Street                          Biddle & Reath LLP.
Suite 1100
Philadelphia, PA 19107-3496
Age:  55





1 Additional affiliations with investment companies advised by BIMC or PNC Bank are set forth below.

2 Mr. Johnson is an "interested person" of the Fund as defined in the 1940 Act.

                          ----------------------------


            Mr. Johnson serves as a director of Temporary Investment Fund, Inc. ("TempFund") and as a trustee of Trust for Federal Securities ("FedFund") and Municipal Fund for Temporary Investment ("MuniFund"). Messrs. Johnson and Santomero serve as directors of Municipal Fund for California Investors, Inc. ("Cal Muni"). Mr. Santomero serves as a trustee of BlackRock Funds ("BlackRock"). Each of these funds shares the same investment adviser and/or sub-adviser as the Fund.



            Mr. Melfe is Chairman of the Board. Mr. Nevin is President and Ms. Buono is Treasurer. In addition, Mr. Nevin is President of Muni Fund, Fed Fund, Temp Fund and Cal Muni. Ms. Buono is Treasurer of Muni Fund, Fed Fund, Temp Fund and Cal Muni. Mr. McConnel is Secretary of Muni Fund, Fed Fund, Temp Fund and Cal Muni. Each of the investment companies named above receives various advisory or other services from BIMC or PNC Bank. Of the above-mentioned funds, PDI and PFPC provide distribution and administration services to TempFund, FedFund, MuniFund, BlackRock and Cal Muni.


            Each director is paid $5,000 annually, plus $250 for each Board meeting attended, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. The Chairman of the Board receives an additional $2,500 per annum for his services in such capacity.


            The following table sets forth information about the fees received by the Fund's directors for the fiscal year ended July 31, 1998, the Fund's most recently completed fiscal year.

                                         Pension or                           Total
                                         Retirement      Estimated         Compensation
                                          Benefits        Annual            from Fund
                           Aggregate     Accrued as      Benefits           and Fund
Name of Person           Compensation   Part of Fund       Upon          Complex(1) Paid
   Position                from Fund      Expenses      Retirement        to Directors
   --------                ---------      --------      ----------        ------------
Thomas A. Melfe              8,750          0.00            N/A           (1)(2)  8,750
Director and Chairman

Rodney D. Johnson            6,250          0.00            N/A           (6)(2) 56,250
Director

Francis E. Drake, Jr.        6,250          0.00            N/A           (1)(2)  6,250
Director

Anthony M. Santomero         6,250          0.00            N/A           (3)(2) 60,800
                            ------                                              -------
Director                    27,500                                              132,050



(1) A "fund complex" means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The fund complex consists of the Fund, Muni Fund, FedFund, Compass, TempFund, Cal Muni, Chestnut Street Exchange Fund and Independence Square Income Securities, Inc.


(2) Total number of investment companies each director serves on within the fund complex.



            In addition, the Fund contributed $341 for its last fiscal year to its retirement plan for employees. Effective December 31, 1997, the Fund terminated its participation in the retirement plan. No employee of PDI, BIMC, PFPC or PNC Bank receives any compensation from the Fund for acting as an officer or director of the Fund. The directors and officers of the Fund own less than 1% of the Fund's shares.



            By virtue of the responsibilities assumed by PDI, BIMC, PNC Bank and PFPC under their respective agreements with the Fund, the Fund itself requires only one part-time employee in addition to its officers. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Fund.

Adviser and Administrators.


            The advisory and administrative services provided and the expenses assumed by BIMC and the administrators, as well as the fees payable to each of them, are described in the Prospectus. For the fiscal years ended July 31, 1996, 1997 and 1998 the Fund paid $133,705, $150,755 and $202,771 respectively, in advisory fees to BIMC (net of waivers). For the fiscal years ended July 31, 1996, 1997 and 1998 the Fund paid administration fees to PFPC and PDI (net of waivers) totalling $133,705, $150,755 and $202,770 respectively. During the fiscal years ended July 31, 1996, 1997 and 1998 BIMC and PFPC and PDI each voluntarily waived advisory and administration fees in amounts totalling $391,595 and $391,594, respectively; $420,034 and $420,034, respectively; and
$450,543 and $450,544, respectively.


Banking Laws.


            Certain banking laws and regulations with respect to investment companies are discussed in the Fund's Prospectus. BIMC, PFPC and PNC Bank believe that they may perform the services for the Fund contemplated by their respective Agreements with the Fund without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present and future requirements, could prevent BIMC, PNC Bank and PFPC from continuing to perform such services for the Fund. If BIMC, PFPC or PNC Bank were prohibited from continuing to perform such services, it is expected that the Board of Directors would recommend that the Fund enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.


Custodian and Transfer Agent.

            As custodian of the Fund's assets, PNC Bank (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and disburses portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, (v) responds to correspondence from security brokers and others relating to its duties and (vi) makes periodic reports to the Fund's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under its Custody Agreement with the Fund and holds the Fund harmless from the acts and omissions of any sub-custodian chosen by PNC Bank.

            As the Fund's transfer and dividend disbursing agent, PFPC (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) responds to correspondence by shareholders and others relating to its duties, (iv) maintains shareholder accounts and sub-accounts, (v) provides installation and other services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund, and (vi) makes periodic reports to the Fund's Board of Directors concerning the Fund's operations. PFPC may, on 30 days' notice to the Fund, assign its duties thereunder to any other affiliate of PNC Bank Corp. For its transfer agency, dividend disbursing and sub-accounting services, the Fund pays PFPC $12.00 per account and sub-account per annum plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends).

            PFPC sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with the Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balance for the sub-account at the beginning and end of the month and income paid or reinvested during the month.

Service Organizations.


            As stated in the Fund's Prospectus, the Fund enters into agreements with institutional investors ("Service Organizations") requiring them to provide support services to their customers who beneficially own Dollar or Plus shares in consideration of .25% (on an annualized basis) of the average daily net asset value of the Dollar or Plus shares held by the Service Organizations for the benefit of their customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar or Plus shares; (iii) processing dividend payments from the Fund on behalf of customers;
(iv) providing information periodically to customers showing their positions in Dollar and Plus shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organizations; (vii) providing sub-accounting with respect to Dollar and Plus shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and
(ix) other similar services if requested by the Fund. In addition, broker/dealers purchasing Plus shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to customers) in connection with the distribution of Plus shares. For the period from August 1, 1994 through December 1, 1994, the Fund paid a total of $302 to Service Organizations with respect to Plus shares (no Plus Shares were outstanding from December 2, 1994 through July 31, 1997). For the period from April 15, 1996 through July 31, 1996, the Fund paid a total of $22 to Service Organizations with respect to Dollar shares. For the year ended July 31, 1997 and the year ended July 31, 1998 the fund paid a total of $8,458 and $504, respectively, to Service Organizations with respect to Dollar shares.

            The Fund's agreements with Service Organizations are governed by Plans (called "non-12b-1 Shareholder Services Plan" and "12b-1 Services Plan" for the Dollar shares and Plus shares, respectively), which have been adopted by the Fund's Board of Directors pursuant to applicable rules and regulations of the SEC and an exemptive order granted by the SEC in connection with the creation of the Dollar and Plus shares. Pursuant to the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Fund's directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

            The Board of Directors has approved the Fund's arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be made in a manner approved by a majority of the Fund's Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the 12b-1 Services Plan adopted by the Board with respect to Plus shares must be approved by the holders of a majority of the outstanding Plus shares. (It should be noted that while the annual service fee with respect to Plus shares is currently set at .25%, the Plan adopted by the Board of Directors permits the Board to increase this fee to
 .40% without shareholder approval.) So long as the Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested directors.

Expenses.

            Except as noted in the Prospectus, the Fund's service contractors bear all expenses in connection with performance of their services. The Fund bears the expenses incurred in its operations. Fund expenses include taxes, interest, fees and salaries of its directors and officers, SEC fees, state securities fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, Service Organization fees, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing service, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase of portfolio securities.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following summarizes certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisers with specific reference to their own tax situations.

            As described above and in the Fund's Prospectus, the Fund is designed to provide New York institutional investors and their customers with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for persons that are either "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) who occupies more than 5% of the usable area of such facilities, or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

            The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's portfolio must consist of federal tax-exempt interest obligations. In addition, the Fund must distribute an amount that is equal to at least the sum of 90% of its net exempt-interest income, if any, and 90% of its investment company taxable income, if any, with respect to each taxable year. After the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

            Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for federal and New York State and New York City personal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year.

            While the Fund does not expect to earn any investment company taxable income, any such income earned by the Fund will be distributed. In general, the Fund's investment company taxable income will be its taxable income (including, for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. To the extent such income is distributed, it will be taxable to shareholders as ordinary income, whether paid in cash or additional shares.

            The Fund does not expect to realize long-term capital gains and therefore does not expect to distribute any capital gain dividends.

            Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed for federal income tax purposes to have been received by the shareholders and paid by the Fund in that year in the event such dividends are actually paid during January of the following year.

            A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. The Fund intends to make sufficient distributions or deemed distributions of any ordinary taxable income and any capital gain net income to avoid liability for this excise tax.

            Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, the Fund may be subject to the tax laws of states or localities depending upon the extent of its activities in such states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business.

            If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders for corporations.

            The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

            The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                                    DIVIDENDS

General.

            Net income for dividend purposes consists of interest accrued and original discount earned on the Fund's assets for the applicable dividend period, less amortization of market premium on such assets and accrued expenses for such period. Net income for each of the Fund's three series of shares is determined in the same manner, except that Dollar and Plus shares bear the fees payable to Service Organizations for the services to the beneficial owners of such shares. (See the Fund's Prospectus under "Dividends.") Realized and unrealized gains and losses on portfolio securities are reflected in net asset value.

            Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of the Fund for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy with respect to the Fund or to revise it in order to mitigate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund. Such expense or loss may result in the shareholder's receiving no dividends for the period during which it held shares of the Fund and in it receiving upon redemption a price per share lower than that which it paid.

Yield Information.

            The "yields," "effective yields" and "tax-equivalent yields" of the Fund's series of shares as described and shown in the Prospectus are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each of the Fund's three series of shares is computed separately for each series by determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share of the series involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. The Fund's "effective yield" is calculated by compounding the unannualized base period return for each series of shares (calculated as above), by adding one to the base period return for the series involved, raising that sum to a power equal to 365/7, and subtracting one from the result. The Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from both federal and New York State income taxes by one minus a stated combined federal and New York State income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


            For the seven-day period ended July 31, 1998, the yield on Money Shares was 3.32%, the compounded effective yield on Money Shares was 3.38% and the tax-equivalent yield on Money shares was 5.14%. At fiscal year end July 31, 1998 there were no Dollar or Plus Shares outstanding. The tax-equivalent yield assumes a marginal Federal income tax rate of 28%, a New York State and New York City marginal income tax rate of 10.25% and an overall tax rate taking into account the federal tax deduction for state and local taxes paid of 35.38%. Because actual income may vary considerably from those assumptions, each investor should consider their own tax rate in evaluating yields.


            From time to time, in advertisements or in reports to shareholders, the yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Fund may be compared to IBC Money Fund Average, which is an average compiled by IBC Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service that monitors the performance of mutual funds.

            The Fund may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

            In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of the Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the adviser and/or sub-adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Fund may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include designations assigned the Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). Materials may include lists of representative clients of the Fund's investment adviser, may include discussions of other products and services (of the Fund's investment adviser and affiliates of the investment adviser), may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser of the Fund's portfolio manager. The following information has been provided by the Fund's distributor: In managing the Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.


            From time to time, the Fund may compare its total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in the Fund over a particular period, assuming that all distributions have been reinvested. SUCH RANKINGS REPRESENT THE FUND'S PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS.



            The Fund's yields and total return will fluctuate and any quotation of the Fund's yield and total return should not be considered as representative of the future performance of the Fund. Since yields and total return fluctuate, yield and total return data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield and total return for a stated period of time. Shareholders should remember that yield and total return are generally a function of kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by banks or other financial institutions to customer accounts investing in shares of the Fund will not be included in calculations of yield and total return; such fees would reduce the actual yield and total return from that quoted.

                                     COUNSEL


            Drinker Biddle & Reath LLP, 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, of which Mr. McConnel, Secretary of the Fund, is a partner, will pass upon certain legal matters for the Fund as its counsel. Willkie Farr & Gallagher, 787 7th Avenue, New York, New York 10019, acts as special New York counsel for the Fund and has reviewed the portions of this Statement of Additional Information and the Fund's Prospectus concerning New York taxes and the description of special considerations relating to New York Municipal Obligations.



                             INDEPENDENT ACCOUNTANTS


            The financial statements of the Fund incorporated by reference in this Statement of Additional Information and the Financial Highlights which appear in the Fund's Prospectus have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is incorporated by reference herein, and have been included in the Fund's Prospectus in reliance upon the report of said firm of independent accountants given upon their authority as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.



                                  MISCELLANEOUS

            The Fund was organized as a Maryland corporation on March 4, 1983 under the name of New York Municipal Fund for Temporary Investment, Inc. On July 18, 1983, the Fund changed its name to Municipal Fund for New York Investors, Inc.

            As used in this Statement of Additional Information and the Fund's Prospectus, a "majority of the outstanding shares of the Fund" means, with respect to the approval of an investment advisory agreement, distribution plan or a change in an investment objective or fundamental investment policy, the lesser of (1) 67% of the Fund's shares, irrespective of series, represented at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares, irrespective of series.

            As stated in the Prospectus, holders of the Fund's Money, Dollar and Plus shares will vote in the aggregate and not by series on all matters, except where otherwise required by law, except that only Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Dollar shares and only Plus shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Plus shares.

            Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.


            As of October 31, 1998, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of the Fund were as follows: Trulin & Co., c/o Chase Manhattan Bank, N.A., Attn: Pooled Funds, P.O. Box 1412, Rochester, New York 14603, 24.38%; Fleet New York, Fleet Investment Services, Attn: Barbara Lumba, 159 East Main Street NY/RO/TO3C, Rochester, New York 14638, 15.48%; Marine Midland Bank NA, Marine Midland General Account #10, Collective Trust Funds 17th Floor, Attn: Christine Mincel, 1 Marine Midland Center, Buffalo, New York 14203, 06.37%; Chase Manhattan Bank, Administrative Services, Client Service Dept.,
Attn: Sevan Marinos, 33rd Fl., 1211 Avenue of the Americas, New York, New York 10017, 28.32%. The Fund does not know whether the entities named above are the beneficial owners of the shares held by them.


            The Fund does not currently intend to hold annual meetings of shareholders (except as required by the 1940 Act or other applicable law). The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Fund will assist in shareholder communication in such matters.

            Notwithstanding any provision of Maryland law requiring a greater vote of the Fund's shares in connection with any corporate action, unless otherwise provided by law or by the Fund's Charter, the Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the Fund's outstanding shares voting without regard to class or series. (See, however, the Fund's Prospectus under "Description of Shares" regarding certain special voting rights of Dollar and Plus shares on matters pertaining to the Fund's arrangements with Service Organizations.)

                              FINANCIAL STATEMENTS


            The Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1998 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A



COMMERCIAL PAPER RATINGS


            A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:



            "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



            "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



            "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



            "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



            "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:



            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



            "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



            "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



            "Not Prime" - Issuers do not fall within any of the Prime rating categories.



            The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:



            "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.



            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



            "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.



            "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.



            Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:



            "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.



            "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.



            "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



            "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



            "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            "D" - Securities are in actual or imminent payment default.



            Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:



            "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.



            "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."



            "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.



            "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.




CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS



            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:



            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



            Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



            "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



            "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



            "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



            "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.



            "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



            "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:



            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.



            "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



            "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.



            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



            Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.



            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:



            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



            "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.



            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.



            "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.



            "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.



            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.



            The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



            "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



            "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



            "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.



            "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



            "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.



            "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.



            To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.



            Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:



            "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.



            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.



            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



            "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



            "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.



            "D" - This designation indicates that the long-term debt is in default.

            PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.



MUNICIPAL NOTE RATINGS



            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:



            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.



            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.



            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:



            "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



            "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.



            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



            "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



            "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.



            Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.